UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nuveen Preferred and Income Term Fund

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Text Box/Banner/Pop-Up Appearing on Certain Nuveen Fund Webpages

Attention shareholders of Nuveen Preferred and Income Term Fund (JPI)

PROTECT YOUR INVESTMENT BY VOTING THE WHITE PROXY CARD “FOR” JPI.

Your Vote Matters! Visit www.proxyvote.com to vote your shares.

Questions? Call Computershare Fund Services at 888.815.5825

*    *   *

Proxy Season – Your Vote Matters!

PROTECT YOUR INVESTMENT BY VOTING THE WHITE PROXY CARD “FOR” JPI.

Visit www.proxyvote.com to vote your shares.

Questions? Call Computershare Fund Services at 888.815.8525

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